               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

     I, Paul N. Schwartz, state and attest that:

         (1)  To the best of my knowledge, based upon a review of the covered reports of MAXXAM Inc., and, except as corrected or supplemented in a subsequent covered report:

         o       no covered report contained an untrue statement of a
                 material fact as of the end of the period covered by
                 such report (or in the case of a report on Form 8-K
                 or definitive proxy materials, as of the date on
                 which it was filed); and

         o       no covered report omitted to state a material fact
                 necessary to make the statements in the covered
                 report, in light of the circumstances under which
                 they were made, not misleading as of the end of the
                 period covered by such report (or in the case of a
                 report on Form 8-K or definitive proxy materials, as
                 of the date on which it was filed).

         (2)  I have reviewed the contents of this statement with the Audit
Committee of MAXXAM Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o        the Annual Report on Form 10-K for the year ended December 31,
                 2001 of MAXXAM Inc. filed with the Commission;

        o        all reports on Form 10-Q, all reports on Form 8-K and all
                 definitive proxy materials of MAXXAM Inc. filed with the
                 Commission subsequent to the filing of the Form 10-K identified above; and

        o        any amendments to any of the foregoing.

                                                           Subscribed and
                                                           sworn to before
                                                           me this 13th day of
                                                           August 2002.

By:  /s/ Paul N. Schwartz                                    /s/ Lisa S. Blaha
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       Paul N. Schwartz                                    Notary Public
       August 13, 2002
                                                           My Commission Expires:
                                                              April 29, 2005
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